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                                                                      Exhibit 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Form 10-KSB of our report dated October 10, 2002, relating to the financial statements of The Havana Republic, Inc.

                                                    GOLDSTEIN GOLUB KESSLER LLP

                                                    CERTIFIED PUBLIC ACCOUNTANTS

New York, New York
November 14, 2002